Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twenty-First Century Fox, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2014

By:	/s/ K. RUPERT MURDOCH
K. Rupert Murdoch
Chairman and Chief Executive Officer
By:	/s/ JOHN NALLEN
John Nallen
Senior Executive Vice President and
Chief Financial Officer